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                                                                    Exhibit 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 20-F of Geac Computer Corporation Limited ("Geac") for the fiscal year ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned President and Chief Executive Officer and Chief Financial Officer of Geac, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Geac.

/s/ Charles S. Jones                     /s/ Arthur Gitajn
-------------------------------------    ------------------------------------
Charles S. Jones                               Arthur Gitajn
President and Chief Executive Officer          Chief Financial Officer


Date: October 31, 2003                         Date: October 31, 2003